ENTERPRISE
ACQUISITION
CORPORATION

Proposed Merger with

Workflow
MANAGEMENT

Confidentiality and Safe Harbor Statement

Certain statements made in this presentation regarding the proposed merger between Enterprise Acquisition Corp. (“EAC”) and WF Capital Holdings, Inc., the parent of Workflow Management Inc. (“Workflow” or the “Company”), and any other statements regarding the parties’ future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the parties’ expectations for the consummation of the proposed merger, the projections for the Workflow business, and plans for future growth and operational improvements.  A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the ability of Workflow to grow revenues, gain new customers, complete acquisitions, integrate acquisitions and realize cost savings or synergies, retain and grow business from existing customers and maintain margins, the ability of competitors to gain market share and the continued growth of the outsourcing market for Workflow’s services as well as the factors described in Enterprise's Annual Report on Form 10-K for the period ended December 31, 2007 and its Reports on Form 10-Q for the three months ended March 31, 2008 and the three months ended June 30, 2008, and the factors that will be included in the definitive proxy statement that Enterprise will file regarding the proposed merger.   The parties assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

A definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the business combination.  Enterprise urges investors and stockholders to read the proxy statement when it becomes available and any other relevant documents filed by Enterprise with the SEC because they will contain important information.  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:  Enterprise Acquisition Corp., 6800 Broken Sound Parkway, Boca Raton, Florida 33487.  The definitive proxy statement, once available, can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

Enterprise and certain of its directors and officers, and Workflow and certain of its directors and officers, may be deemed to be participants in the solicitation of proxies from the holders of Enterprise stock in respect of the proposed transaction.  The names of Enterprise’s directors and executive officers and a description of their interests in Enterprise is set forth in Enterprise’s Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission on March 27, 2008.  Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of Enterprise’s and Workflow’s directors and officers in the proposed merger by reading the proxy statement when it becomes available.

ENTERPRISE ACQUISITION CORPORATION

Proposed Merger with

Workflow MANAGEMENT

Company Snap Shot

Workflow is one of the nation's largest and fastest growing providers of comprehensive print and promotional product solutions. Its proprietary WorkflowOne Access technology provides a portal enabling clients to control their entire print/communications value chain and saves many clients upwards of 20% or more.

Post Merger Ticker Symbol[1]:	WORK
Date of Inception:	Dates back to 1886
Company Taken Private:	April 2004
Headquarters:	New York, NY
Offices and Facilities:	114 nationwide
Employees:	3,356
Transaction Value[2]:	$ 669 million
Implied Transaction Value[2]:	$ 742 million
Long Term Debt Post-Merger[3]:	$ 260 million
Federal NOLs (12/31/07)[4]:	$ 7.8 million

Workflow has over 24,000 clients including many Fortune 100 companies:

MGM MIRAGE · nwa Northwest Airlines · UPMC University of Pittsburgh Medical Center · Toys R Us · Kodak · M&T Bank

Pro Forma Operating Results/Projections[5]:
(Fiscal Year End – December 31)

	2007PF	2008A	2009E
Revenue	$ 1,171	$1,233	$1,378
EBITDA	$ 82	$ 85	$ 106

Highlights:

- Strategic partner network allows Workflow to take advantage of excess industry capacity to deliver cost savings
- Combines with the manufacturing, distribution, services, and technology platform to deliver a total solution

Notes:
1 Projected to trade on NASDAQ (pending).
2 $669mm transaction value is before management incentive share grant. Implied Transaction Value of $742mm includes management incentive share grant. See page 22 for more detail.
3 Pro forma assuming no shareholder redemptions and $220mm of debt repayment. Approximately $4mm cash projected to remain on balance sheet (subject to change).
4 Subject to utilization limits imposed by Section 382 of the Internal Revenue Code.
5 2007 based upon actual results pro-forma to give effect to acquisitions. 2008 Revenue and EBITDA actual and projected results are adjusted to give effect to company initiatives, acquisitions and associated synergies as if effective January 1, 2008 (see Appendix). 2009 based upon Management's estimates of operating results. EBITDA is as defined in the Workflow Management Credit Agreement (Earnings before Interest, Taxes, Depreciation, Amortization, restructuring and integration charges and unusual and non-recurring items (i.e. goodwill impairment charge, pension plan curtailment income and sponsor management fees), and discontinued operations. DOES NOT INCLUDE IMPACT FROM FUTURE ACQUISITIONS WHICH HAVE NOT OTHERWISE BEEN IDENTIFIED AT THIS TIME.

Transaction Details

The transaction value is $669 million[1]:

EAC equity	$ 189 million
Assumption of debt	$ 480 million[2]

The implied transaction value is $742 million[3]:

EAC equity	$ 262 million
Assumption of debt	$ 480 million[2]

Upon completion of the merger, EAC stockholders will represent approximately 54% of the outstanding shares of combined company[4]

No cash payout to purchase existing Workflow equity

Invested new capital will go to reduce debt

Notes:

1 Does not include management incentive share grant. See page 22 for more detail. Merger Agreement adjusts EAC Equity payout based on assumed debt at closing. Sum of EAC equity consideration and assumed debt will equal $669mm (before management incentive share grant).  Amount of EAC shares issued calculated based on Assumed Value definition in Merger Agreement. Assumed Value as of 06/30/08 was $7.73. Projected Assumed Value at 01/31/09 closing is $7.79. Trust Value per IPO Share was $9.99 as of 06/30/08.

2 Workflow Management estimate (subject to change).

3 Includes management incentive share grant.  See Transaction Summary on page 22 for details on implied transaction value calculation.

4 Projection assuming no shareholder redemptions and before including the dilutive effect of outstanding EAC warrants. However, up to 30% of EAC shares less one share may be redeemed and the merger will still be approved.

Transaction Details

• Balance sheet will have $260 million in long term debt post-merger1

o Reduced debt will allow company more flexibility for acquisitions and growth

o Represents 3.1x Debt / 2008 Adjusted EBITDA2

• Up to $50mm Management Bonus Plan based either on stock performance or warrant exercise3

o Stock Performance - Full $50 million bonus triggered if stock trades at $14.25 per share for 20 out of 30 trading days, allowing EAC to force redemption of warrants (brings $187.5 million cash into EAC before fees and bonuses)

o Warrant Exercise - $2.00 per warrant exercised assuming stock price is above $10.00

• Experienced management team will continue to run the company

• UBS, Ladenburg Thalmann, and Grannus Financial Advisors acted as financial advisors to EAC in connection with the transaction

Notes:

1 Pro forma assuming no shareholder redemptions and $220mm of debt repayment. Approximately $4mm cash projected to remain on balance sheet (subject to change). However, up to 30% of EAC shares less one share may be redeemed and the merger will still be approved.

2 See Appendix for detail on 2008 Adjusted EBITDA calculation.

3 Total cumulative management bonus under either scenario not to exceed $50M.

ENTERPRISE ACQUISITION CORPORATION

Proposed Merger with

Workflow MANAGEMENT

Management Team Overview

Greg C. Mosher, CEO

Greg Mosher has served as Chairman, CEO or President of multiple businesses – both private and public – continuously for over 30 years. Mr. Mosher has served as President or CEO of the following companies: Insurance Administrators, ITC media Conferencing, K&K Insurance Group, Castle Hawk Development, National Specialty Insurance Company (Lincoln National Corp), GT&T Racing/March Engineering, The Renaissance Group and Renaissance Mark.

Paul Bogutsky, CFO

Mr. Bogutsky most recently served as CFO of TRANZACT and has 30 years of diversified financial and tax experience. Before TRANZACT he was the CFO of Mosaic Performance Solutions North America and CFO of Ply Gem Industries. Before that, Mr. Bogutsky was a Senior Manager at Grant Thornton. Mr. Bogutsky is a CPA and is a member of the AICPA, Financial Executives Institute and the New York Society of CPAs.

Scott Berry, Chief Sales and Marketing Officer for WorkflowOne

Before joining WorkflowOne in December 2007, Berry was senior vice president of sales for RR Donnelley's Global Document Solutions group. He spent 10 years at RRD in business development and sales management roles, including leadership of their inside sales/direct marketing business unit. Previously, Berry was in field sales and sales management with Clarke American. He has a bachelors degree in business administration from Northeast Louisiana University.

Jerry Doubler, CFO and Interim COO for WorkflowOne

Mr. Doubler has held a variety of senior management roles with leading industrial and services companies in the U.S. and Europe over the past 30 years, including TRW Automotive, Owens Corning, Avery Dennison and Essilor International. Most recently, he was vice president and general manager of print-on-demand services for Standard Register Company. He has B.S. and M.S. degrees in mathematics from Ohio University and an M.B.A. degree from Youngstown State University.

Name	Position	Years w/ Workflow	Years Experience
Greg C. Mosher	President, CEO, Chairman	5	30+
Paul Bogutsky	CFO	4	30+
Scott Berry	Chief Sales & Marketing Officer for WorkflowOne	1	20+
Jerry Doubler	CFO and Interim COO for WorkflowOne	1	30+

ENTERPRISE ACQUISITION CORPORATION

Proposed Merger with

Workflow MANAGEMENT

Company History

Workflow has more than 80 years of operating history

- **1927** – Workflow Solutions founded
- **1932** – United Envelope founded
- **Jan 1997** – SFI acquired by US Office Products (USOP). USOP forms its Print Management Division
- **Apr 1997** – United and DBF acquired by USOP – included in Print Management Unit
- **June 1998** – Print Management Division of USOP spun-off in tax free exchange as public equity named Workflow Management – begins trading under "WORK"
- **Aug 1998 – Nov 2001** – Completed 28 acquisitions
- **Apr 2004** – Workflow taken private
- **Dec 2004** – Workflow divests Data Business Forms
- **Jan 2005** – Workflow divests Direct Pro
- **Jun 2005** – Workflow divests Webtrend
- **Nov 2005** – Workflow acquires Relizon
- **Aug 2006** – Workflow divests Relizon Canada
- **Feb 2008** – Workflow completes Specialty Envelope and DPCS (Digital Print company) asset acquisitions

1927 1932 1997 1998 2001 2004 2005 2006 2008

PENSKE Truck Leasing · UPMC · MGM MIRAGE · Kodak · Smile Train · nwa · PETCO · TOYS R US · Washington Mutual · Great Wolf Resorts · 24 Fitness · HARRAH'S · Radisson · Huntington · Novation · LUXOTTICA RETAIL · PNC · HIP

ENTERPRISE ACQUISITION CORPORATION

Proposed Merger with

Workflow MANAGEMENT

Workflow Management Investment Thesis

- Large and Growing Market……Continued Shift Towards Outsourcing
- Superior and Unique Business Model
- Proprietary Technology
- Differentiated Solutions……Value Added Services
- National Presence Driving Local Demand
- Blue Chip Customer Base
- Proven Track Record of Successfully Integrating Acquisitions
- Leveragable Technology Partnerships
- Poised for Continued Growth
- Strong Financial Performance

PENSKE Truck Leasing · UPMC · MGM MIRAGE · Kodak · Smile Train · nwa · PETCO · Toys R Us · Washington Mutual

Great Wolf Resorts · 24 Fitness · HARRAH'S ENTERTAINMENT · Radisson · Huntington · Novation · LUXOTTICA RETAIL · PNC · HIP HEALTH PLAN OF NEW YORK

ENTERPRISE ACQUISITION CORPORATION
Proposed Merger with
Workflow MANAGEMENT

Large and Growing Market

The US Business Process Outsourcing (BPO) market is projected to grow at a CAGR of 10.0% between 2007 and 2011

- Print and media production is a large market opportunity
  - 3rd most significant resource procurement outsourcing opportunity for US businesses
- US print industry is highly fragmented
  - Over 38,000 printing plants
  - The top 10 companies represent only 16% share of the market
  - Many accretive acquisition candidates
- In document BPO, demand continues to shift toward higher value-added print and customized end-to-end solutions
  - Opportunity to apply technology to manage print procurement processes

US BPO Spend

'07-'11 CAGR: 10.0%
($bn)
500
400
300
200
100
0
278
305
335
369
406
2007A
2008E
2009E
2010E
2011E

Source: IDC, 2007

Large and Growing Market

Growth in Loyalty, Fulfillment, Premium and Incentives is Projected to Continue

• Promotional marketing industry increased 13.6% annually from $233.2 billion in 2002 to $342.2 billion in 2005

• Loyalty, Fulfillment, Premium and Incentives segment grew 17.2% annually from $33.7 billion in 2002 to $54.3 billion in 2005

• Growth is expected in both employee and customer incentive programs

o In the employee incentive segment:

▪ 25% of respondents run incentive programs

▪ 12% of respondents expect to start in 2008

▪ 43% of respondents plan to increase their incentive budgets in 2008

o In the customer incentive segment:

▪ 35% of respondents utilize an incentive program

▪ 14% of respondents expect to start in 2008

▪ 50% of respondents plan to increase their incentive budgets in 2008

Source: Promo magazine

Continued Shift Toward Outsourcing

• Outsourcing is driven by increased pressure for companies to focus on core operations

• Print/Communications Media is not a core operation for most businesses which have limited ability to track spending

• Company spend per person has increased substantially over time

• Increased cost pressures due to current business environment accelerates shift towards outsourcing

• Businesses are seeking solutions providers that can deliver context specific and highly relevant value added services

• In many cases, Workflow has exceeded its customers expectations and saved its customers upwards of 20% after providing its services

ENTERPRISE ACQUISITION CORPORATION
Proposed Merger with
Workflow MANAGEMENT

Superior and Unique Business Model

Strategic Partner Services Network		Manufacturing/Distribution Network
Trade Partner and Supplier Network	+	**Manufacturing and Distribution**
➢ Reduces cost by leveraging the aggregate spend ➢ Strategic Partner platform reduces capital investment risk while still providing the breadth of products and services ➢ Primarily vendor neutral, acting as a large procurement, logistics sourcing engine		➢ Reduces cost by leveraging the aggregate spend ➢ Sophisticated, fully owned production network (22 production facilities and 25 distribution facilities) ➢ Primarily operating in the more profitable segments of the print markets

	Workflow MANAGEMENT	innerworkings
Strategic Partner Platform	●	●
Print-On-Demand Technology	●	○
In-house Distribution Facilities	●	◔
Traditional Print Expertise	●	◔

PENSKE Truck Leasing · UPMC · MGM MIRAGE · Kodak · Smile Train · nwa · PETCO · TOYS R US · Washington Mutual · Great Wolf Resorts · 24 FITNESS · HARRAH'S ENTERTAINMENT · Radisson · Huntington · Novation · LUXOTTICA RETAIL · PNC · HIP HEALTH PLAN OF NEW YORK

ENTERPRISE ACQUISITION CORPORATION

Proposed Merger with

Workflow MANAGEMENT

Proprietary Technology

- *Workflow technology supports the client's entire business communication lifecycle from start to finish*
- *Featuring this technology, Workflow becomes entrenched in the customer as a solution source*

Client Brand Spend Categories

Promotional Products ▪ Labels ▪ Distribution & Fulfillment
Digital Solutions ▪ Print Management ▪ Commercial Print ▪ Print Manufacturing

WorkflowOneAccess™ Technology

Enables Strategic Partner Services Network and/or Manufacturing/Distribution Network

Partnership Relations Management

Technology Virtual Store | Implementation & Performance Mgt | Strategic Planning & Sourcing

Business Communications Lifecycle

- Ideation
- Source
- Order
- Produce
- Logistics
- Invoice
- Measure

Clients' needs have evolved from just print to the entire print / communication services supply chain

Because it provides an entrenched total solution, Workflow's Revenue base is very sticky

ENTERPRISE ACQUISITION CORPORATION

Proposed Merger with

Workflow MANAGEMENT

Differentiated Solutions and Trend Towards Higher End Products

Workflow focuses on differentiated high end solutions that are necessary for effective communications. The current sales pipeline reinforces the trend towards the new generation platform as 20% is new promotional products business, 11% is new direct mail business and 16% is new commercial print business.

Unbundled Services 2%
Roll Products 5%
Other 10%
Direct Mail 8%
Office & Promotional Products 5%
Commercial Print 11%
Stationery & Envelopes 15%
Labels 8%
Documents & Forms 30%

Product & Services Revenue Mix: 2007

Value Added Services

Workflow provides a customized end-to-end solution

Assessment and Analytics

• Evaluation of current customer spend, sourcing, and supply chain strategies

• Analysis of customer's business process and paper/digital assets

• Modeling and simulation tools to evaluate impact of solutions

Marketing and Creative Services and Brand Development	• Market research, analysis and development of marketing strategies • Design, copywriting and art direction for business communications

Manufacturing, Sourcing and Procurement	• Lower total cost of ownership through supply chain management • On-demand reporting to ensure accurate tracking of activities, cost and ROI

Fulfillment and Logistics	• Better inventory control, reduced obsolescence and lower distribution costs • Secure technologies for access, reporting and documentation

Collaborate via Technology Integration	• Define specifications, compare quotes and place orders with suppliers • Sharing documents, conducting Live Meetings and scheduling events • Measure results and set alerts to develop best practices

Performance Management	• Assess ROI and performance with key metrics • TrackOne Performance Reports and VoiceOne Customer Surveys enable increased efficiencies and improved customer service

ENTERPRISE ACQUISITION CORPORATION

Proposed Merger with

Workflow MANAGEMENT

National Presence Driving Local Demand

Workflow already has the required go-to-market infrastructure in place

Distribution Centers
Sales Offices
Manufacturing Centers
Puerto Rico

PENSKE Truck Leasing | UPMC | MGM MIRAGE | Kodak | Smile Train | nwa | PETCO | TOYS R US | Washington Mutual

Great Wolf Resorts | 24 Fitness | HARRAH'S | Radisson | Huntington | Novation | LUXOTTICA RETAIL | PNC | HIP

ENTERPRISE ACQUISITION CORPORATION

Proposed Merger with

Workflow MANAGEMENT

Blue Chip Customer Base

- Industry vertical expertise developed through pre-existing customers provides tremendous growth path
- Serves over 20% of Fortune 500 customers and has 12 customers which individually generate revenue > $10 million

Sports / Leisure	Financial	Healthcare/Non-Profit	Consumer
MGM MIRAGE	Washington Mutual	CardinalHealth	LUXOTTICA RETAIL
HARRAH'S ENTERTAINMENT	POPULAR	HIP HEALTH PLAN OF NEW YORK	Kodak
Radisson HOTELS & RESORTS	PENSKE Truck Leasing	Hallmark Health	TOYS R US
Great Wolf Resorts	Huntington	Novation	nwa NORTHWEST AIRLINES
24 HOUR FITNESS	PNC	SmileTrain	PETCO Where the pets go.
2 % of FY2007 Revenue 6 % of FY2008/2009 Projected Revenue	20 % of FY2007 Revenue 20 % of FY2008/2009 Projected Revenue	16 % of FY2007 Revenue 16 % of FY2008/2009 Projected Revenue	23 % of FY2007 Revenue 30 % of FY2008/2009 Projected Revenue

Note: The total does not add to 100% because the balance of the business is not assigned to any specific vertical

ENTERPRISE ACQUISITION CORPORATION
Proposed Merger with
Workflow MANAGEMENT

Proven Track Record of Successfully Integrating Acquisitions

Acquisition History

- Between 1998 and 2001, Workflow completed 28 acquisitions
- Since 2001, Workflow has acquired Relizon Company and its subsidiaries, also the product of numerous mergers and acquisitions, and two other companies

Acquisition Strategy Going Forward

- Workflow's strategy is to acquire small and midsize operations hampered by pricing pressure and excess industry capacity
- Acquisition candidates should:
  - be accretive to earnings and result in reduced leverage
  - have a proven management team that will enhance Workflow's existing human capital
  - increase Workflow's market share through geographic, product or vertical expansion
  - have purchasing volume that can be leveraged with Workflow's strategic partners
  - combine with Workflow such that both companies are better off together than they were separately
- A number of potential M&A targets exist in the outsource services, promotional product and manufacturing space

United Envelope
DBF USOP
SFI
Workflow Solutions
Workflow Management
Relizon
Vanier Data Forms
Duplex
Jorden
Arnold
Reynolds and Reynolds

ENTERPRISE ACQUISITION CORPORATION

Proposed Merger with

Workflow MANAGEMENT

Leveragable Technology Partnerships

Broadly leveraging best-in-class partners to go to market faster and more efficiently

Example: SAP Partnership

- **Joint marketing agreement to provide improved Supply Chain Management solutions for branded communications**
- **Combination boosts ROI in brand communications for Workflow and enterprise technology for SAP**
- **SAP able to deliver technology enabled solutions to customers that produce, manage and deliver print and promotional product solutions**
- **Larger engine for Workflow and opportunity to acquire new business and gain mindshare in large and mid-sized accounts**

SAP
Microsoft
NEWLINENOOSH
efi
XEROX
LEXMARK
K2
XMPIE
PAGEFLEX
egenera
AmericanColor
four51°
Kodak
TECSYS
Xiotech
Adobe

Poised for Continued Growth

• Workflow believes that it offers a compelling and unique business model

o Strategic Partner Services network – taking advantage of industry overcapacity to win price sensitive customers

o Manufacturing/Distribution network – in house capabilities necessary for selected customers who demand higher discretion with sensitive data

• Technology entrenches Workflow in the customer as a solution source

• Workflow believes it will:

o Grow organically with its Strategic Partner Services and Manufacturing/Distribution networks

o Grow through acquisitions particularly targeting high growth/high margin print services and promotional products companies

Source: Promo magazine

Poised for Continued Growth

• Workflow believes it is at the forefront of service and product offering advancements

o Roll out of new technologies with print, digital and web applications

o Implementation of specialized execution teams

• Workflow offers a superior combination of traditional and digital print, distribution, services, and comprehensive end-to-end solutions

• Enterprise1 customers are fully embracing Workflow’s new model (700+ enterprise clients; 53 new enterprise clients from January through July 2008 are buying outsource service solutions representing what we believe to be $38M of new signings of projected annual revenue)

o See customer case studies in appendix

• Target verticals for growth are Non-Profit and Sports Leisure, two of the highest print services and promotional product users

Notes:

1 “Enterprise” refers to enterprise clients of Workflow, not to Enterprise Acquisition Corp.

ENTERPRISE ACQUISITION CORPORATION

Proposed Merger with

Workflow MANAGEMENT

Projected Transaction Summary

($ in mm, except where stated)

Transaction Summary	
Adjusted 2008 EBITDA	$ 84.5
Purchase Multiple (x)	7.9x
Transaction Value	669.0
Less: Assumed Debt[2]	(480.3)
Purchase Price of Equity[3]	$ 188.7
Shares Issued to Purchase Equity[4]	24.2
Management incentive share grant[5]	2.0
Total EAC Shares Issued	26.2

Implied Transaction Valuation[6]	
Adjusted 2008 EBITDA	$ 84.5
Implied Purchase Multiple (x)	8.8x
Implied Transaction Value	$ 742.6
Less: Assumed Debt	(480.3)
Implied Purchase Price of Equity	$ 262.3

	Basic		Fully Diluted[1]	
Pro Forma Ownership	Shares (mm)	Ownership (%)	Shares (mm)	Ownership (%)
Current EAC Shareholders	31.3	54.4%	39.4	60.0%
Former Workflow Shareholders	26.2	45.6%	26.2	40.0%
PF Shares Outstanding	57.5	100.0%	65.6	100.0%

Financial Performance[7]	2007PF	2008A	2009E	2010E
Revenue	$ 1,170.6	$ 1,232.6	$ 1,378.4	$ 1,506.1
OpEx	(1,089.1)	(1,148.1)	(1,272.4)	(1,375.2)
EBITDA	$ 81.5	$ 84.5	$ 106.0	$ 130.9
Dep. & Amort.	36.0	35.6	35.5	37.1
EBIT	$ 45.5	$ 48.9	$ 70.5	$ 93.8
Revenue Growth	--	5.3%	11.8%	9.3%
EBITDA Growth	--	3.7%	25.4%	23.5%
EBITDA Margin	7.0%	6.9%	7.7%	8.7%
EBIT Margin	3.9%	4.0%	5.1%	6.2%

Notes (all numbers assume no shareholder redemptions):

1 Fully Diluted Share count calculated using treasury method for effect of 32.5 million warrants based upon an assumed stock price of $10.00 per share.

2 Workflow projected debt at 01/31/09 (subject to change). Merger Agreement has adjustment for purchase price of equity based on debt assumed.

3 Prior to Management incentive share grant (see footnote 5) which has a value of approximately $15.5mm based on projected Assumed Value of $7.79 at 01/31/09.

4 Purchase Price of Equity divided by projected Assumed Value of $7.79 at 01/31/09 as defined by Merger Agreement. Assumed Value was $7.73 as of 06/30/08 per Enterprise 10-Q.

5 Share grant which increases Greg Mosher's ownership to 6% of EAC basic shares outstanding post merger per Greg Mosher employment agreement.

6 Implied Purchase Price of Equity calculated using an assumed stock price of $10.00 per share multiplied by total EAC shares issued in the Merger. Assumed Debt projection same as in Transaction Summary section. Implied Transaction Value equals Implied Purchase Price of Equity plus Assumed Debt. Implied Purchase Multiple equals Implied Transaction Value divided by Adjusted 2008 EBITDA. All numbers assume no shareholder redemptions.

7 Pro Forma Historical and Projected financial information including pending acquisitions per Workflow Management. 2007 based upon actual results pro-forma to give effect to acquisitions. 2008 Revenue and EBITDA are adjusted to give effect to company initiatives, acquisitions, and associated synergies effective January 1, 2008. 2009 and 2010 based upon Management's estimates of operating results. (see Appendix).

DOES NOT INCLUDE IMPACT FROM FUTURE ACQUISITIONS WHICH HAVE NOT BEEN OTHERWISE IDENTIFIED AT THIS TIME.

ENTERPRISE ACQUISITION CORPORATION

Proposed Merger with

Workflow MANAGEMENT

Comparable Companies

Projected Trading Valuation Analysis

Company[1]	Share Price 8/20/2008 ($)	Price / 52 Wk High (%)	FD Equity Value ($mm)[3]	Total Enterprise Value ($mm)[4]	Valuation Multiples[5] EV / Rev 2008E (x)	EV / Rev 2009E (x)	EV / EBITDA 2008E (x)	EV / EBITDA 2009E (x)
Workflow[2]	**10.00**	**na**	**656**	**912**	**0.7**	**0.7**	**10.8**	**8.6**
Iron Mountain	28.68	74	5,851	9,058	2.9	2.7	11.5	10.3
salesforce.com	65.30	87	8,313	7,576	7.3	5.7	nm	46.8
Open Text	34.50	88	1,837	1,938	2.6	2.4	9.4	9.1
VistaPrint	32.25	66	1,498	1,391	2.9	2.2	14.7	10.3
Innerworkings	11.02	58	574	529	1.1	0.8	13.9	9.3
Median of Comparables		**74**			**2.9**	**2.4**	**12.7**	**10.3**
Workflow Discount versus Comparable Companies Median (%)[6]					**75%**	**73%**	**15%**	**17%**

Notes:

1 Multiples less than 0.0x or greater than 50.0x are represented by "nm" (not meaningful).

2 All Workflow data assumes $10.00 per share, 65.6 million fully diluted shares outstanding, and $256mm net debt. Multiples calculated using Revenue and EBITDA numbers on page 22.

3 Fully Diluted share count information derived from Company Reports (with the exception of Workflow Management data).

4 Net debt information from Company Reports (with the exception of Workflow Management data).

5 Revenue, EBITDA and EPS projections from IBES Consensus (with the exception of Workflow Management data).

6 Compares projected Workflow multiples at a 01/31/09 closing to Comparable Companies Median multiples at 08/20/08.

Appendix

Customer Case Study: Hospitality and Resort Company

Solution:	Enterprise print management services

Benefit:	Process improvements and cost savings from centralized purchasing and aggregated spend

Customer:	Owns properties throughout US

Markets:	Hospitality and resort

Value to Workflow:	Estimated $18 million annual revenue

Situation Description	Critical Success Factors	Chief Benefits

• Centralized print management program for US properties, including:

• Pre-media services for graphic arts project  management and approval process

• Web portal for project collaboration and end-user order entry

• Document Analysis

• Print sourcing

• Warehousing and distribution

• Results reporting

• Ability to broker consensus among  different properties and corporate

• Willingness to continue using current suppliers that had strong relationships with internal staff and/or met social responsibility purchasing requirements (i.e., diversity, “green”)

• Flexibility to tailor solution to client’s business processes

• Visibility to costs and willingness to be held accountable for savings

• Gained corporate control over decentralized printing

• On track to save more than $6 million annually at time when casino business is hurting

•  Print costs averaging 30% lower than last price paid

• Reduced obsolescence

• Saved time and money on pre-media process; expedited approvals

• Greater collaboration among individual properties, while preserving their unique brand identities

Customer Case Study: Global Telecommunications Company

Solution:	Integrated logistics and distribution services

Benefit:	Improved ROI on marketing campaigns; faster time to market

Customer:	Leading provider of broadband, wireline, and wireless communications worldwide

Markets:	Telecommunications

Value to Workflow:	Estimated $10 million annual revenue for warehouse and distribution services (does not include additional potential print revenue)

Situation	Solution/Critical Success Factors	Chief Benefits

• Decentralized retail fulfillment process with minimal control or standardization

• Multiple print and logistics vendors across the country, with no common point of entry or integration to over 14,000 ship-to locations nationwide

• HQ lacked technology to measure collateral demand and forecast at the store level

• Stores were overwhelmed and disrupted with excessive packaging shipments

• Obsolescence cost was reaching more than $30 million annually

• Dedicated distribution site to manage all point-of-purchase (POP) material and store fixtures. (500+ orders per day on average)

• 3 distribution sites that align geographically with company’s existing product fulfillment centers for efficient inventory control of over 21 MM pieces of collateral. (4+ MM pieces shipped/month)

• Web-based technology to measure true collateral demand and forecast future demand at individual store level

• Centralized POP and fixture facilities to manage frequent market “pushes” (rollouts) to ensure standardization and efficiency. (POP pushes contain as many as 200 unique items in different formats, sizes, containers, etc.)

• Integration with internal system for easy replenishment ordering by store managers

• Annual fulfillment and warehousing cost savings of $5 million

• Annual freight savings of approx. $7 million due to consolidated shipments

• Reduced collateral obsolescence from 30% to 8%; annual savings of $6 million

• Ability to launch high volume market “pushes” nationally with greater speed and in standardized packaging

• Improved market planning due to more robust reporting data

• Increased end-user satisfaction

• Scalability to meet company’s needs as it expands its Wireline and Wireless business units

ENTERPRISE ACQUISITION CORPORATION

Proposed Merger with

Workflow MANAGEMENT

FY 2008 Adjusted Revenue and EBITDA Bridge

	Actual 6/30/2008	Projected 2nd Half	2008 Projected	Mgt Initiatives[1]	Adjusted Revenues
Existing Workflow Management	$ 487.6	$ 542.2	$ 1,029.8	$ 9.2	**$ 1,039.0**
Acquisitions[3]:					
Target 1	$ -	$ -	$ 84.7	$ -	**$ 84.7**
Target 2	$ -	$ -	$ 108.9	$ -	**$ 108.9**
Adjusted Workflow Management	$ 487.6	$ 542.2	$ 1,223.4	$ 9.2	**$ 1,232.6**

	Actual 6/30/2008	Projected 2nd Half	2008 Projected	Mgt Initiatives[2]	Adjusted EBITDA[4]
Existing Workflow Management	$ 27.7	$ 37.3	$ 65.0	$ 5.4	**$ 70.4**
Acquisitions[3]:					
Target 1	$ -	$ -	$ 6.1	$ -	**$ 6.1**
Target 2	$ -	$ -	$ 8.0	$ -	**$ 8.0**
Adjusted Workflow Management	$ 27.7	$ 37.3	$ 79.1	$ 5.4	**$ 84.5**

Notes:

1 Revenue initiatives in the areas of freight surcharges, price increases and business with strategic alliances are pro-forma assuming effective January 1, 2008

2 Management initiatives of revenue and cost savings programs are pro-forma assuming effective January 1, 2008

3 Pro-forma assuming acquisition and associated synergies are effective January 1, 2008. The 2008 operating amounts are the estimates of the targets management and the associated synergies are the estimates of Workflow management

4 EBITDA is as defined in the Workflow Credit Agreement as Earnings before Interest, Taxes, Depreciation Amortization, restructuring and integration charges and unusual and non-recurring items (i.e. goodwill impairment charge, pension plan curtailment income and Sponsor management fees) and discontinued operations